                                                                  Exhibit 99.1

                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED JUNE 1, 1996)

                           BANC ONE AUTO TRUST 1996-B

             Interest Period August 1, 1996 through August 31, 1996

            Collection Period August 1, 1996 through August 31, 1996

The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.

Signed by:    Tom Lewis                 Attested:    Heather Smith

              Tom Lewis                              Accounting Specialist
              Vice President                         Bank One, Arizona,
                                                     N.A.
              Bank One, Arizona, N.A.

                       BANC ONE AUTO GRANTOR TRUST 1996-B
                          DETERMINATION DATE STATEMENT
            COLLECTION PERIOD AUGUST 1, 1996 THROUGH AUGUST 31, 1996
                      DISTRIBUTION DATE SEPTEMBER 16, 1996

A. ORIGINAL DEAL PARAMETER INPUTS
- ---------------------------------
(A) Total Receivable Balance                                                                  $305,686,731.53
(B) Total Certificate Balance                                                                 $305,686,731.53
(C) Class A Certificates
    (i)   Class A Percentage                                                                            96.00%
    (ii)  Original Class A Principal Balance                                                  $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                      6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                             4.00%
    (ii)  Original Class B Principal Balance                                                  $ 12,227,731.53
    (iii) Class B Pass-Through Rate                                                                      6.70%
(E) Servicing Fee Rate (per annum)                                                                       1.00%
(F) Weighted Average Coupon (WAC)                                                                       12.15%
(G) Weighted Average Original Maturity (WAOM)                                                           60.12     months
(H) Weighted Average Remaining Maturity (WAM)                                                           45.97     months
(I) Number of Receivables                                                                           31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                       1.50%
    (ii)  Reserve Fund Initial Deposit                                                        $  4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                     1.00%
          (c) Percent of Remaining Certificate Balance                                                   3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                           8.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
- ------------------------------------------------
(A) Total Receivable Balance                                                                  $277,123,487.84
(B) Total Certificate Balance                                                                 $277,123,487.84
(C) Total Certificate Pool Factor                                                                   0.9065604
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                          $266,038,310.56
    (ii) Class A Certificate Pool Factor                                                            0.9065604
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                          $ 11,085,177.28
    (ii) Class B Certificate Pool Factor                                                            0.9065604
(F) Reserve Fund Balance                                                                         7,046,707.78
(G) Cumulative Net Losses for All Prior Periods                                                    604,423.57
(H) Charge-off Rate for Second Preceding Period                                                          1.10%
(I) Charge-off Rate for Preceding Period                                                                 0.77%
(J) Delinquency Percentage for Second Preceding Period                                                   0.16%
(K) Delinquency Percentage for Preceding Period                                                          0.21%
(L) Weighted Average Coupon (WAC)                                                                      12.140%
(M) Weighted Average Remaining Maturity (WAM)                                                           44.50     months
(N) Number of Receivables                                                                              29,763

C. INPUTS FROM THE MAINFRAME
- ----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                 12,726,135.52
    (ii)  Prepayments in Full                                                                            0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                 0.00
    (iv) Other Refunds Related to Principal                                                              0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                   2,785,377.72
    (ii)  Repurchased Loan Proceeds Related to Interest                                                  0.00
(C) Weighted Average Coupon (WAC)                                                                       12.14%
(D) Weighted Average Remaining Maturity (WAM)                                                           43.77     months
(E) Remaining Number of Receivables                                                                    28,933

(F) Delinquent Receivables                                          Dollar Amount                    #  Units
                                                                    -------------                    --------
    (i)  30-59 Days Delinquent                                          3,043,742    1.15%                307
    (ii)  60-89 Days Delinquent                                           637,320    0.24%                 68
    (iii) 90 Days or More Delinquent                                      214,459    0.08%                 21

D. INPUTS DERIVED FROM OTHER SOURCES

(A) Reserve Fund Investment Income                                                                  29,982.58
(B) Collection Account Investment Income                                                                 0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                    604,896.36
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                     378,054.37
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                226,841.99
    (ii)  Liquidation Proceeds Related to Interest                                                       0.00
    (iii) Recoveries from Prior Month Charge Offs                                                  147,589.44

E. COLLECTIONS
- --------------
Interest Collections:
(A) Interest Payments Received                                            2,785,377.72
(B) Liquidation Proceeds Related to Interest                                      0.00
(C) Repurchased Loan Proceeds                                                     0.00
(D) Recoveries from Prior Month Charge Offs                                 147,589.44
                                                                        --------------
(E) Interest Collections                                                  2,932,967.16

Principal Collections:
(F) Principal Payments Received                                         $12,726,135.52
(G) Liquidation Proceeds Related to Principal                               226,841.99
(H) Repurchased Loan Proceeds                                                     0.00
                                                                        --------------
(I) Principal Collections                                                12,952,977.51

(J) Total Collections                                                   $15,885,944.67

F. DISTRIBUTABLE AMOUNTS
- ------------------------
(A) Servicing Fee :
    (i)   Servicing Fee                                                    $230,936.24
    (ii)  Prior Collection Period unpaid Servicing Fees                           0.00
                                                                        --------------
    (iii)  Total Servicing Fee                                             $230,936.24

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                       $1,452,125.78
    (ii)  Class A prior period Interest Carryover Shortfall                       0.00
                                                                        --------------
    (iii)  Class A Interest Distribution                                 $1,452,125.78
(C) Class B Certificates
    (i)   Class B Monthly Interest                                          $61,892.24
    (ii)  Class B prior period Interest Carryover Shortfall                       0.00
                                                                        --------------
    (iii)  Class B Interest Distribution                                    $61,892.24

(D) Total Certificate Interest Distribution                              $1,514,018.02
(E) Total Certificate Interest Distribution plus Total Servicing Fee     $1,744,954.26


F. DISTRIBUTABLE AMOUNTS
- ------------------------
Principal:
(F) Principal Collections                                               $12,952,977.51
(G) Realized Losses                                                         378,054.37
                                                                        --------------
(H) Total Monthly Principal                                             $13,331,031.88

(I) Class A Certificates
    (i)   Class A Monthly Principal                                      12,797,779.17
    (ii)  Class A prior period Principal Carryover Shortfall                      0.00
                                                                        --------------
    (iii)  Class A Principal Distribution                                12,797,779.17
(J) Class B Certificates
    (i)   Class B Monthly Principal                                         533,252.71
    (ii)  Class B prior period Principal Carryover Shortfall                      0.00
                                                                        --------------
    (iii)  Class B Principal Distribution                                   533,252.71

(K) Total Principal Distribution                                         13,331,031.88

(L) Total Interest and Principal Distribution Amounts                    15,075,986.14
       plus Servicing Fee

G. DISTRIBUTIONS
- ----------------
(A) Total Interest Collections available to be distributed                                                          2,932,967.16
(B)  Class B Percentage of Principal Collections                                                                      518,130.21
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                                         230,936.24
    (ii)  Servicing Fee paid                                                                                          230,936.24
                                                                                                                   -------------
    (iii)  Unpaid Servicing Fee                                                                                             0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                                 2,702,030.92
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                             1,452,125.78
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee                          1,452,125.78
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                            1,249,905.14
    (iv)  Class A Interest Distribution remaining to be paid                                                                0.00
    (v)  Class A Interest Distribution paid from Class B Percentage of Principal Collections                                0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                                0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                             0.00
    (viii) Class A Interest Carryover Shortfall                                                                             0.00
    (ix)  Class A Interest Distribution paid                                                                        1,452,125.78

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                                61,892.24
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution             61,892.24
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                            1,188,012.90
    (iv)  Class B Interest Distribution remaining to be paid                                                                0.00
    (v)  Class B Interest Distribution paid from Reserve Fund                                                               0.00
    (vi)  Class B Interest Carryover Shortfall                                                                              0.00
    (vii)  Class B Interest Distribution paid                                                                          61,892.24

(G) Total Interest Paid                                                                                             1,514,018.02
(H) Total Interest and Servicing Fee Paid                                                                           1,744,954.26
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid     1,188,012.90

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                    12,952,977.51
(K) Excess Interest                                                                                                 1,188,012.90
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                            0.00
(M) Total Collections available to be distributed as principal                                                     14,140,990.41

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                           12,797,779.17
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed                   12,797,779.17
    (iii) Total Collections available after Class A Principal Distribution paid                                     1,343,211.24
    (iv)  Class A Principal Distribution remaining to be paid                                                               0.00
    (v)  Class A Principal Distribution paid from Reserve Fund                                                              0.00
    (vi)  Class A Principal Carryover Shortfall                                                                             0.00
    (vii)   Total Class A Principal Distribution paid                                                              12,797,779.17

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                              533,252.71
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                      533,252.71
    (iii) Total Collections available after Class B Principal Distribution paid                                       809,958.53
    (iv)  Class B Principal Distribution remaining to be paid                                                               0.00
    (v)  Class B Principal Distribution paid from Reserve Fund                                                              0.00
    (vi)  Class B Principal Carryover Shortfall                                                                             0.00
    (vii)   Total Class B Principal Distribution paid                                                                 533,252.71

(P)  Total Excess Cash to the Reserve Fund                                                                            809,958.53

H. POOL BALANCE AND PORTFOLIO INFORMATION

                                                                Beginning                                 End
                                                                of Period                              of Period
                                                              ------------                          ---------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                 $277,123,487.84                        $263,792,455.96
    (ii)   Aggregate Certificate Pool Factor                       0.9065604                              0.8629503
    (iii)   Class A Principal Balance                         266,038,310.56                         253,240,531.39
    (iv)   Class A Pool Factor                                     0.9065604                              0.8629503
    (v)   Class B Principal Balance                            11,085,177.28                          10,551,924.57
    (vi)   Class B Pool Factor                                     0.9065604                              0.8629503

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                12.14%                                 12.14%
    (ii)  Weighted Average Remaining Maturity (WAM)                    44.50     months                       43.77     months
    (iii) Remaining Number of Receivables                             29,763                                 28,933
    (iv)  Pool Balance                                       $277,123,487.84                        $263,792,455.96

I. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance                                                                  7,046,707.78
(B) Less: Draw to pay Class A Interest Distribution                                                            0.00
(C) Reserve Account Balance after draw                                                                 7,046,707.78
(D) Less: Draw to pay Class B Interest Distribution                                                            0.00
(E) Reserve Account Balance after draw                                                                 7,046,707.78
(F) Less: Draw to pay Class A Principal Distribution                                                           0.00
(G) Reserve Account Balance after draw                                                                 7,046,707.78
(H) Less: Draw to pay Class B Principal Distribution                                                           0.00
(I) Reserve Account Balance after draw                                                                 7,046,707.78
(J) Total excess Collections deposited in the Reserve Fund                                               809,958.53
                                                                                                       ------------
(K) Reserve Fund Balance                                                                               7,856,666.31
(L) Specified Reserve Account Balance                                                                  8,573,254.82
(M) Reserve Account Release to Seller                                                                          0.00
                                                                                                       ------------
(N) Ending Reserve Account Balance                                                                     7,856,666.31
                                                                                                       ============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                     $226,841.99
    (ii)   Liquidation Proceeds Related to Interest                                                                            0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                                  147,589.44
(B) Realized Losses for Collection Period                                                                                378,054.37
(C) Charge-off Rate for Collection Period (annualized)                                                                         1.02%
(D) Cumulative Net Losses for all Periods                                                                                982,477.94

(E) Delinquent Receivables

                                                               Dollar Amount                                # Units
                                                               -------------                                -------
    (i)  30-59 Days Delinquent                                     3,043,742               1.15%                307
    (ii)  60-89 Days Delinquent                                      637,320               0.24%                 68
    (iii) 90 Days or More Delinquent                                 214,459               0.08%                 21

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

(A) Charge-off Rate
    (i) Second Preceding Collection Period              1.10%
    (ii) Preceding Collection Period                    0.77%
    (iii) Current Collection Period                     1.02%
    (iv) Three Month Average (Avg(i,ii,iii))            0.96%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period              0.16%
    (ii) Preceding Collection Period                    0.21%
    (iii) Current Collection Period                     0.32%
    (iv) Three Month Average (Avg(i,ii,iii))            0.23%

(C) Loss and Delinquency Trigger Indicator      Trigger was not hit

L.  STATEMENT TO CERTIFICATEHOLDERS

                                                                                                           Per $1,000 of
                                                                                                        Original Principal
(A)  Amount of distribution allocable to principal:                                   Dollars ($)             Balance
                                                                                    --------------      ------------------
    (i)    Class A Certificates                                                      12,797,779.17          43.6101096
    (ii)   Class B Certificates                                                         533,252.71          43.6101096

                                                                                                            Per $1,000 of
                                                                                                         Original Principal
(B)  Amount of distribution allocable to interest:                                    Dollars ($)              Balance
                                                                                    ---------------      ------------------
    (i)    Class A Certificates                                                        1,452,125.78           4.9483089
    (ii)   Class B Certificates                                                           61,892.24           5.0616289

(C)  Pool Balance as of the close of business on the last day of the Collection
     Period                                                                         $263,792,455.96
                                                                                    ---------------

                                                                                                           Per $1,000 of
                                                                                                        Original Principal
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the
     related Collection Period                                                        Dollars ($)             Balance
                                                                                    ---------------      ------------------
    (i)  Total Servicing Fee                                                             230,936.24
    (ii)    Class A Percentage of the Servicing Fee                                      221,698.59           0.7554670
    (ii)    Class B Percentage of the Servicing Fee                                        9,237.65           0.7554670

                                                                                                            Per $1,000 of
                                                                                                         Original Principal
                                                                                      Dollars ($)             Balance
                                                                                    ---------------      ------------------
(E)   (i)  Class A Interest Carryover Shortfall                                                0.00           0.0000000
        (ii)  Class A Principal Carryover Shortfall                                            0.00           0.0000000
        (iii)  Class B Interest Carryover Shortfall                                            0.00           0.0000000
        (iv)  Class B Principal Carryover Shortfall                                            0.00           0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                              0.00           0.0000000
        (vi)  Class A Principal Carryover Shortfall                                            0.00           0.0000000
        (vii)  Class B Interest Carryover Shortfall                                            0.00           0.0000000
        (viii)  Class B Principal Carryover Shortfall                                          0.00           0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all
     payments allocated to principal                                                                         Pool Factor
                                                                                                             -----------
    (i)    Class A Pool Factor                                                                                0.8629503
    (ii)   Class B Pool Factor                                                                                0.8629503

(G)  Amount of the aggregate Realized Losses, if any, for such Collection
     Period ($)                                                                     $    378,054.37
                                                                                    ---------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
    Collection Period                                                               $    851,778.97

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
giving effect to distributions made on such Distribution Date                       $  7,856,666.91
                                                                                    ---------------

(J)  Aggregate outstanding principal balances for each class of certificates,
     after giving effect to all payments allocated to principal                                        Principal Balance
                                                                                                       -----------------
    (i)    Class A Principal Balance                                                                     253,240,531.39
    (ii)   Class B Principal Balance                                                                      10,551,924.57

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
     Date                                                                           $          0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
     purchased by the Servicer with respect to the Related Collection Period ($)    $          0.00
                                                                                    ---------------

M. INSTRUCTIONS TO THE TRUSTEE

On the Distribution Date, make the following deposits and distributions:


(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                             $   230,936.24
     (ii)  Servicing Fees retained by the Seller                                         230,996.24
                                                                                     --------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                                 $         0.00
                                                                                                       --------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
Account:
      (i)  for the Class A Interest Distribution                                     $ 1,452,125.78
      (ii)  for the Class A Principal Distribution                                    12,797,779.17
                                                                                     --------------
      (iii)  Total (i+ii)                                                                              $14,249,904.95
                                                                                                       --------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
Account:
      (i)  for the Class B Interest Distribution                                     $    61,892.24
      (ii)  for the Class B Principal Distribution                                       533,252.71
                                                                                     --------------
      (iii)  Total (i+ii)                                                                              $   595,144.95
                                                                                                       --------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the
     Reserve Fund                                                                                      $   809,958.53
                                                                                                       --------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
Account:
     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
          Principal Collections                                                                        $         0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                                0.00
                                                                                                       --------------
     (iii)  Total                                                                                                        $0.00
                                                                                                                         -----

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
Account:
     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
          of the Class A Interest Distribution                                                         $         0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
           Distribution, the Class B Interest Distribution, and the Class A
           Principal Distribution                                                                                0.00
                                                                                                       --------------
     (iii)  Total                                                                                                        $0.00
                                                                                                                         -----